                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:        April 20, 2001


                                 MATTEL, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)

          Delaware                  001-05647                  95-1567322
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(State or other jurisdiction      (Commission                (I.R.S. Employer
  of corporation)                    File No.)             Identification No.)


333 Continental Boulevard, El Segundo, California               90245-5012
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code         (310) 252-2000
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

Item 5.   Other Events
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          Mattel, Inc. hereby incorporates by reference herein its press release dated April 19, 2001 regarding its 2001 first quarter results of operations, a copy of which is included as Exhibit 99.0 attached hereto.


Item 7.   Financial Statements and Exhibits
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     (a)  Financial statements of businesses acquired:  None

     (b)  Pro forma financial information:  None

     (c)  Exhibits:

          99.0  Press release dated April 19, 2001.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MATTEL, INC.
                                       Registrant


                                       By:  /s/ CHRISTOPHER O'BRIEN
                                            ------------------------------------
                                            Christopher O'Brien
                                            Vice President, Assistant General
                                            Counsel and Assistant Secretary


     Date: April 20, 2001
     --------------------